UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2022

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20,Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-59246103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, Shineco, Inc. (the “Company”) entered into three share transfer agreements ( the “Purchase Agreements”), respectively with Beijing Qing Chuang Technology Incubator Co., Ltd., Hangzhou Sheng Dou Shi Bio Technology Co., Ltd. and Peng He (collectively, the “Selling Shareholders”), each a shareholder of Xiang Peng You Kang (Beijing) Technology Co., Ltd. (“XPYK”), pursuant to which the Company shall acquire a total of 51% issued and outstanding equity interest of XPYK from the Selling Shareholders (the “XPYK Shares”). Under the Purchase Agreements, the Company will issue an aggregate of 700,551 shares (“Company Shares”) of its common stock valued at a per share price of $8 (subject to the terms and conditions of the Purchase Agreements) as the consideration for the XPYK Shares. The closing for the acquisition of the XPYK Shares is expected to occur within 60 days from the date of the Purchase Agreements. The board of directors of XPYK shall consist of five members upon closing of the transaction set forth therein, two of which shall be designated by the Company, two designated by the Selling Shareholders and other shareholders of XPYK and one nominated jointly by the Company and other shareholders of XPYK. Before their entry into the Purchase Agreements, no material relationship existed between the Company and any Shareholder on one hand, and the Company and XPYK on the other hand.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a summary translation of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit

10.1	Form of Share Transfer Agreement dated January 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2022

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Title:	Chairman of the Board of Directors